Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fundamental Income Properties, LLC (the “Property Manager”)	6 July 2026
FIP Master Funding I, LLC
FIP Master Funding II, LLC
FIP Master Funding III, LLC
FIP Master Funding IV, LLC
FIP Master Funding V, LLC
FIP Master Funding VI, LLC
FIP Master Funding VIII, LLC
FIP Master Funding IX, LLC
FIP Master Funding X, LLC
FIP Master Funding XI, LLC
FIP Master Funding XII, LLC
FIP Master Funding XIII, LLC
FIP Master Funding XIV, LLC
FIP Master Funding XVI, LLC
FIP Master Funding XVII, LLC
FIP Master Funding XIX, LLC
FIP Master Funding XXIV, LLC

(collectively, the “Issuers”)

FIP Master Funding XV, LLC
FIP Master Funding XXII, LLC
FIP Master Funding XXV, LLC
FIP Master Funding XXVI, LLC
FIP Master Funding XXVII, LLC
FIP Master Funding XXVIII, LLC
FIP Master Funding XLV, LLC
FIP Ontario Investments ULC
401 Collins Boulevard LLC
FIP Cranston, LLC
FIP Florida, LLC
FIP Greenville, LLC
FIP Pennsylvania I, LLC
FIP Pennsylvania II, LLC
FIP Master Funding XXXIV, LLC
FIP Master Funding L, LLC
FIP Master Funding XXXVI, LLC

FIP Master Funding XXIX, LLC
FIP Master Funding XXXIII, LLC
FIP Master Funding XXXV, LLC
FIP Master Funding XLIV, LLC
FIP Master Funding XLVI, LLC
FIP Master Funding LI, LLC
FIP Master Funding LIII, LLC
FIP Master Funding LV, LLC
FIP Master Funding LVII, LLC
FIP Master Funding LX, LLC
FIP Master Funding XLIX, LLC
FIP Master Funding XLVII, LLC
FIP Master Funding XXI, LLC
FIP Master Funding XXX, LLC
FIP Master Funding XXXI, LLC
FIP Master Funding LXXVIII, LLC

2425 East Camelback Road, Suite 800 Phoenix, Arizona 85016

Re:	Fundamental Income Net-Lease Mortgage Notes, Series 2026-2 (the “Notes”)
Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Property Manager, Issuers, BofA Securities, Inc. and ATLAS SP Securities, a division of Apollo Global Securities, LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting of (i) fee titles to, or leasehold interests in ground leases on, commercial real estate properties (the “Properties”) and (ii) each of the leases with respect to such Properties and all payments required thereunder (the “Leases,” together with the Properties, the “Collateral Pool”) relating to the Issuers’ securitization transaction.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report.  No other party acknowledged the appropriateness of the procedures.  Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with:
a.	An electronic data file labeled “FIP Data Tape_5.1.2026_2026-2 (6.10.26).xlsx” and the corresponding record layout and decode information, as applicable, with tabs:
i.
Labeled “PropData 2026-2” (the “Preliminary Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 1 May 2026 (the “Statistical Cut-off Date”) relating to the Properties and Leases,

ii.
Labeled “PropData 2026-1” (the “2026-1 Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 1 December 2025 (the “2026‑1 Statistical Cut-off Date”) relating to a pool consisting of (i) fee titles to, or leasehold interests in ground leases on, commercial real estate properties and (ii) each of the leases with respect to such properties and all payments required thereunder (collectively, the “Related Series Properties and Leases”) and

iii.
Labeled “Compare Schedule” (the “Exempt Property and Lease Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information corresponding to certain Compared Characteristics (as defined herein) relating to Related Series Properties and Leases for which there were certain amendments or other changes between the 2026‑1 Statistical Cut-off Date and Statistical Cut-off Date for such Compared Characteristics,

b.
An electronic data file labeled “FIP Data Tape_5.1.2026_2026-2 (7.2.26).xlsx” and the corresponding record layout and decode information, as applicable, with a tab labeled “PropData 2026-2” (the “Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of the Statistical Cut-off Date relating to the Properties and Leases,

c.	An electronic data file labeled “FIP Schedules_5.1.2026_2026-2 (6.10.26).xlsx” and the corresponding record layout and decode information, as applicable (the “FIP Schedules File”), with tabs:
i.	Labeled “Corp FCCR Schedule” that the Property Manager, on behalf of the Issuers, indicated contains corporate fixed charge coverage ratio (“FCCR”) information and
ii.	Labeled “Contract FCCR Schedule” that the Property Manager, on behalf of the Issuers, indicated contains contract FCCR and monthly contract rent information relating to the New 2026-2 Properties and Leases (as defined herein), as applicable,
d.
An electronic data file labeled “2022_NAICS_Structure (9.24).xlsx” and the corresponding record layout and decode information, as applicable (the “NAICS Code Schedules”), that the Property Manager, on behalf of the Issuers, indicated contains tenant sector and tenant industry group information relating to the New 2026-2 Properties and Leases, as applicable,

e.	Imaged copies of the following items (collectively, the “Source Documents,” together with the FIP Schedules File and NAICS Code Schedules, the “Sources”):
i.
The lease agreement or master lease agreement, any corresponding amendments, rent commencement certificates, assignment and assumptions, construction and disbursement agreement, estoppels or other related documents (collectively and as applicable, the “Lease Agreement”),

ii.	The ground lease or other related documents (collectively and as applicable, the “Ground Lease”),
iii.	The appraisal report (the “Appraisal”),
iv.	The corporate guaranty or other related documents (collectively and as applicable, the “Corporate Guaranty”),
v.	The property condition report (the “Property Condition Report”) and
vi.	The survey, floor plan or other related documents (collectively and as applicable, the “Survey”), as applicable, that the Property Manager, on behalf of the Issuers, indicated relate to the New 2026-2 Properties and Leases,
f.	A list of characteristics on the Data File (collectively, the “Recalculated Characteristics”), which is shown below:
i.	Original lease term (months) and
ii.	Remaining lease term (months),
g.
The list of relevant characteristics on the 2026-1 Data File, Preliminary Data File, Updated Preliminary Data File (as defined in Attachment A) and Data File (collectively, the “Compared Characteristics”), which is shown on Exhibit 1 to Attachment A,

h.
A list of characteristics on the Preliminary Data File and Data File (collectively, the “Provided Characteristics”), which is shown on Exhibit 2 to Attachment A, on which the Property Manager, on behalf of the Issuers, instructed us to perform no procedures and

i.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the 55 Properties and Leases with a funding source:
a.	Of “2026-2,”
b.	Of “2026-2 Upsize” or
c.	Of “Sub-In,”
as shown on the Preliminary Data File and Data File, are referred to as 2026-2 Property and Lease Numbers 1 through 55 (collectively, the “New 2026-2 Properties and Leases”).

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File is the “Subject Matter” as of the date of this report.  We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A.  The Issuers are responsible for the Subject Matter, Preliminary Data File, 2026-1 Data File, Exempt Property and Lease Data File, Data File, Sources, Recalculated Characteristics, Compared Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A.  We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the 2026-1 Data File, Exempt Property and Lease Data File, Sources, Provided Characteristics or any other information provided to us or that we were instructed to obtain, as applicable, by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Related Series Properties and Leases or Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”).  An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed.  We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Collateral Pool,
iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or
iv.
Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed‑upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties.  It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

6 July 2026

Attachment A Page 1 of 3
Procedures performed and our associated findings

1.
For each New 2026‑2 Property and Lease, we compared the Compared Characteristics, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Compared Characteristic are indicated on Exhibit 1 to Attachment A.  Where more than one Source is listed for a Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Sources that are listed for such Compared Characteristic on Exhibit 1 to Attachment A.  We performed no procedures to reconcile any differences that may exist between various Sources for any of the Compared Characteristics.  In addition, if a particular Source contained multiple values for the same Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with at least one of the values in the corresponding Source.  We performed no procedures to reconcile any differences that may exist between various values in a Source for any Compared Characteristic.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

2.
As instructed by the Property Manager, on behalf of the Issuers, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 1. and provided a list of such differences to the Property Manager.  The Preliminary Data File, as adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

3.
For each Property and Lease on the Updated Preliminary Data File and Data File, we compared the property number, as shown on the Updated Preliminary Data File, to the corresponding property number, as shown on the Data File, and noted that:

a.	All of the Properties and Leases were included on both the Updated Preliminary Data File and Data File and
b.	No commercial real estate properties and related leases other than the Properties and Leases were included on the Updated Preliminary Data File or Data File.

Attachment A Page 2 of 3
4.
For each Property and Lease, we compared the Compared Characteristics, as shown on the Updated Preliminary Data File, to the corresponding information, as shown on the Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item.  All such compared information was found to be in agreement.

For the purpose of comparing the tenant Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to punctuation, abbreviations or truncations.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

5.
For each commercial real estate property and lease on the 2026-1 Data File and Preliminary Data File, we compared the FUNDS prop ID, as shown on the 2026-1 Data File, to the corresponding FUNDS prop ID, as shown on the Preliminary Data File, and noted that:

a.	12 of the Related Series Properties and Leases included on the 2026-1 Data File were not included on the Preliminary Data File,
b.	434 commercial real estate properties and leases were included on both the 2026‑1 Data File and Preliminary Data File and
c.	55 of the Properties and Leases included on the Preliminary Data File were not included on the 2026‑1 Data File.

6.
For each Related Series Property and Lease included on the Preliminary Data File, we compared the Compared Characteristics, as shown on the 2026-1 Data File, to the corresponding information, as shown on the Preliminary Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item.  All such compared information was found to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us not to compare:
a.
The corp FCCR, corp FCCR a/o date, contract FCCR, unit FCCR a/o date, monthly contract rent, date of last rent bump and date of next rent bump Compared Characteristics due to the passage of time between the 2026-1 Statistical Cut‑off Date and Statistical Cut-off Date and

b.	Any unique combination of Compared Characteristic and Related Series Property and Lease, as shown on the Exempt Property and Lease Data File.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

Attachment A Page 3 of 3
7.	Using the:
a.	Lease start date, as shown on the Data File,
b.	Lease end date, as shown on the Data File, and
c.	Statistical Cut-off Date,
we recalculated the Recalculated Characteristics of each Property and Lease on the Data File, subject to the additional instruction(s) described in the succeeding paragraph(s) of this Item.  We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of this procedure, the Property Manager, on behalf of the Issuers, instructed us to note agreement with a Recalculated Characteristic of “N/A,” as shown on the Data File, as applicable, if the corresponding tenant, as shown on the Data File, was “N/A (Vacant).”

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in this Item.

Exhibit 1 to Attachment A Page 1 of 3
Compared Characteristics and Source(s)

Compared Characteristic	Source(s)

Property number	FIP Schedules File
Unique lease ID	FIP Schedules File
Tenant	Lease Agreement
Tenant sector	NAICS Code Schedules
Tenant industry group	NAICS Code Schedules
Corp FCCR	FIP Schedules File
Corp FCCR a/o date	FIP Schedules File
Contract FCCR	FIP Schedules File
Unit FCCR a/o date	FIP Schedules File
Monthly contract rent	FIP Schedules File
Master lease (Y/N)	Lease Agreement
Guarantor	Lease Agreement or Corporate Guaranty
Land (sqft)	(a) Survey, Appraisal or Property Condition Report or (b) Survey and recalculation
Building sqft	(a) Survey, Appraisal or Property Condition Report or (b) Survey and recalculation
Lease start date	Lease Agreement
Lease end date	Lease Agreement
Transfer of lease terms	Lease Agreement
Percentage rent	Lease Agreement
Lease type	Lease Agreement
Remaining renewal options	Lease Agreement
Date of last rent bump	Lease Agreement
Date of next rent bump	Lease Agreement
Rent increase type	(a) Lease Agreement or (b) Lease Agreement and recalculation
City	Appraisal or Lease Agreement
State	Appraisal or Lease Agreement
Zip Code	Appraisal or Lease Agreement
Tenant purchase option	Lease Agreement

Exhibit 1 to Attachment A Page 2 of 3
Compared Characteristic	Source(s)

Appraised value	Appraisal
Land value	Appraisal
Appraisal date	Appraisal
Single site lease	Lease Agreement or Ground Lease
Ground lease obligation	Lease Agreement or Ground Lease
Ground lessor	Lease Agreement or Ground Lease

Notes:

i.	The property number and unique lease ID Compared Characteristics are for identification purposes only.

ii.
For the purpose of comparing the tenant, tenant industry group and guarantor Compared Characteristics, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to punctuation, abbreviations or truncations.

iii.
For the purpose of comparing the tenant sector Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the tenant sector description, as shown in the applicable Source(s), corresponding to the NAICS (2‑digit), as shown on the Preliminary Data File.

iv.
For the purpose of comparing the tenant industry group Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the tenant industry group description, as shown in the applicable Source(s), corresponding to the NAICS code (5‑digit), as shown on the Preliminary Data File.

v.
For the purpose of comparing the corp FCCR and corp FCCR a/o date Compared Characteristics, the Property Manager, on behalf of the Issuers, instructed us to use the information, as shown in the applicable Source(s), relating to the corresponding unique lease ID, as shown on the Preliminary Data File.

vi.
For the purpose of comparing the land (sqft) Compared Characteristic for any New 2026‑2 Property and Lease with more than one parcel, as shown in the Survey, the Property Manager, on behalf of the Issuers, instructed us to recalculate the land (sqft) by taking the sum of the square footage for all of the corresponding parcels, as shown in the Survey.

For the purpose of comparing the land (sqft) Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to round (a) the value, as shown on the Preliminary Data File, and (b) the value, as shown in, or as recalculated using information shown in, the applicable Source(s), to the nearest whole number.

Exhibit 1 to Attachment A Page 3 of 3
vii.
For the purpose of comparing the building sqft Compared Characteristic for any New 2026-2 Property and Lease with more than one building, as shown in the Survey, the Property Manager, on behalf of the Issuers, instructed us to recalculate the building sqft by taking the sum of the square footage for all of the corresponding buildings, as shown in the Survey.

For the purpose of comparing the building sqft Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to round the value, as shown in, or as recalculated using information shown in, the applicable Source(s), to the nearest whole number.

viii.
For the purpose of comparing the rent increase type Compared Characteristic for each New 2026-2 Property and Lease (except for 2026-2 Property and Lease Numbers 24 and 27), the Property Manager, on behalf of the Issuers, instructed us to use the Lease Agreement as the Source.

For the purpose of comparing the rent increase type Compared Characteristic for 2026-2 Property and Lease Numbers 24 and 27, the Property Manager, on behalf of the Issuers, instructed us to:
a.	Recalculate the rent increase as the quotient of:
(1)	The difference between the monthly contract rent for the next lease year and the monthly contract rent for the current lease year divided by
(2)	The monthly contract rent for the current lease year,
all as shown on the Lease Agreement,
and
b.	Round the result obtained above to the nearest 0.01%.

ix.
For the purpose of comparing the zip code Compared Characteristic, the Property Manager, on behalf of the Issuers, instructed us to use the first five digits of the zip code, as shown in the applicable Source(s).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A
Provided Characteristics

Funding Source
FUNDS Prop ID
Property Name
Street Address
NAICS (2-digit)
NAICS Code (5-digit)
Tenant Concept
Number of Properties
Appraisal Date (Land Value)
EDF
EDF Rating
Contract EBITDAR
Operating History > 12 months
Construction (Y/N)
Construction Note:
Phase I (Y/N)
Phase I Date
Phase II (Y/N)
Phase II Date
Available Credit Ratings
NN Description
Lease Rate Type
Property Type
Remaining Renewals
Year Built
Year Renovated
Subleased (Y/N)
Subtenant
Tenant Bankruptcy
Paid Thru Date
Delinquency Data 0 - 30 Days
Delinquency Data 31 - 60 Days
Delinquency Data 61 - 90 Days
Delinquency Data 90+ Days
Ownership Entity

Note:

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.